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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report:  June 27, 1996
                       (Date of earliest event reported)


                    GATEWAY MORTGAGE ACCEPTANCE CORPORATION
             (Exact name of Registrant as specified in its charter)



                      Delaware                              33-42987                    75-2253882
              (State of Incorporation)              (Commission File Number)         (I.R.S. Employer
                                                                                    Identification No.)
               77 West Wacker Drive
                    Suite 3100
                 Chicago, Illinois                                                         60601
     (Address of principal executive offices)                                           (Zip Code)



Registrant's Telephone Number, Including Area Code:  (800) 346-6616
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Item 2.  Acquisition or Disposition of Assets.

         Reference is hereby made to the Registrant's Registration Statement on Form S-11 (File No. 33-42987) filed with the Securities and Exchange Commission (the "Commission") and declared effective by the Commission on February 26, 1992 (the "Registration Statement") pursuant to which the Registrant registered $309,362,000 aggregate principal amount of its Collateralized Mortgage Obligations, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated June 18, 1996 and the Prospectus Supplement dated June 18, 1996 which were filed with the Commission on June 25, 1996 pursuant to Rule 424(b) of the General Rules and Regulations under the Act, with respect to the Registrant's Collateralized Mortgage Obligations, Series 1996A, consisting of $9,422,000 of its 7.05% Collateralized Mortgage Obligations (the "Bonds").

         The Registrant is filing this Current Report on Form 8-K to report the acquisition by the Registrant of certain "fully modified pass-through" certificates issued by the Government National Mortgage Association ("GNMA Certificates") on June 27, 1996 from EVEREN Securities, Inc. ("EVEREN"), a wholly owned subsidiary of the Registrant's indirect parent corporation. The GNMA Certificates were subsequently pledged by the Registrant to secure the Bonds. The GNMA Certificates were acquired for a purchase price of $9,181,679.29 including accrued interest, which was paid by (i) the transfer to EVEREN by the Registrant of $9,092,230.00, which represents the net proceeds of the sale of the Bonds and (ii) payment in cash from the Registrant to EVEREN of $89,449.29, which amount was funded pursuant to a Revolving Subordinated Promissory Note from the Registrant to its indirect parent corporation, EVEREN Securities Holdings, Inc.

         In accordance with Registrant's Terms Indenture dated as of March 29, 1989, as amended, incorporating by reference the Registrant's Standard Indenture Provisions dated as of January 1, 1989, as amended, and the Series 1996A Supplement thereto dated as of June 27, 1996 (the "Series Supplement") between the Registrant and The Bank of New York, as trustee (the "Trustee") pursuant to which the Bonds were issued, the Registrant has granted to the Trustee to secure the bonds all of the Registrant's right, title and interest in and to the GNMA Certificates and all proceeds of the conversion of the GNMA Certificates into cash or other liquid property. A complete listing of the GNMA Certificates and related information (as of the date of the Series Supplement) is set forth in Schedule A to the Series Supplement filed herewith as Exhibit 4.1.




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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

                 Exhibit No.      Description
                 -----------      -----------

                 *4.1             Series Supplement relating to the Bonds



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*Filed herewith.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GATEWAY MORTGAGE ACCEPTANCE CORPORATION



June 27, 1996                              By:     /s/ Christopher J. Blum
                                                   -----------------------------
                                                   Christopher J. Blum
                                                   Vice President and Treasurer





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                              INDEX TO EXHIBITS


                 Exhibit No.      Description
                 -----------      -----------

                 *4.1             Series Supplement relating to the Bonds



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*Filed herewith.